Exhibit 10.1

EXECUTION VERSION

--AMENDMENT NO. 3 TO CREDIT AGREEMENT
AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of October 30, 2015 (this “Amendment”), among VISHAY PRECISION GROUP, INC., (the “U.S. Borrower”), VISHAY PRECISION GROUP CANADA ULC (the “Canadian Borrower”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as agent, and the LENDERS signatories hereto.
WITNESSETH:
WHEREAS, the U.S. Borrower, the Canadian Borrower, the lenders from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, National Association, individually, as the Issuing Bank, a Lender, the Swing Lender and the Agent, J.P. Morgan Europe Limited, as European Agent, and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, are parties to that certain Amended and Restated Credit Agreement, dated as of January 29, 2013, as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 24, 2013, and as further amended by that certain Amendment No. 2 to Credit Agreement dated as of October 2, 2014 (as so amended, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by this Amendment, and as the same may be amended, restated, modified or supplemented from time to time being referred to as the “Credit Agreement”); terms not otherwise defined herein are used as defined in the Existing Credit Agreement; and
WHEREAS, the Borrowers have requested that the Lenders agree to amend the Existing Credit Agreement; and
WHEREAS, the Lenders are willing to make the changes requested by the Borrowers, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.
ARTICLE 1. AMENDMENTS. Upon satisfaction of the conditions set forth in ARTICLE 3 below, effective as of September 26, 2015 (the “Effective Date”), the Existing Credit Agreement shall be amended in the manner set forth below.
(a)Section 1.1 (Defined Terms) of the Existing Credit Agreement is amended by inserting the following new term in its correct alphabetical order:
Assumed Repatriation Costs: the product of (a) the Dollar equivalent amount of unrestricted cash held by any Foreign Subsidiary times (b) thirty percent (30%).
Liquidity: (a) the amount of unrestricted cash of the U.S. Borrower and its Subsidiaries plus (b) the amount of the Available Commitment less (c) the amount of the Assumed Repatriation Costs.

(b)    Section 7.2 (Fixed Charges Coverage Ratio) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:
“7.2    Minimum Liquidity Covenant.
“At any time that the Fixed Charges Coverage Ratio is (or as of the date of the most recently delivered Officer’s Compliance Certificate, was) less than or equal to 1.50 to 1.00, the U.S. Borrower and its Subsidiaries on a Consolidated basis shall maintain Liquidity of not less than $35,000,000.”
(b)Section 7.3 (Leverage Ratio) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Leverage Ratio. The U.S. Borrower and its Subsidiaries on a Consolidated basis shall maintain, as at the end of each fiscal quarter of the U.S. Borrower, a Leverage Ratio of no more than (i) 2.50 to 1.00 if at the relevant test date the Fixed Charges Coverage Ratio is more than 1.50 to 1.00 and (ii) 1.75 to 1.00 if at the relevant test date the Fixed Charges Coverage Ratio is less than or equal to 1.50 to 1.00.”
(c)Section 8.4 of the Credit Agreement (Restricted Payments) is amended by inserting the following proviso at the end of Section 8.4:
“; and provided, further, the Borrowers shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum or property for any Restricted Payment pursuant to clause (iii) of this Section 8.4 at any time that the Fixed Charges Coverage Ratio is (or as of the date of the most recently delivered Officer’s Compliance Certificate, was) less than or equal to 1.50 to 1.00.”
(d)Exhibit J to the Existing Credit Agreement (Form of Officer’s Compliance Certificate) is hereby amended and restated in its entirety to read as set forth on Exhibit J attached hereto.

ARTICLE 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders, the Issuing Bank, the Swing Lender and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrowers make the following representations and warranties, which shall survive the execution and delivery of this Amendment:
(a)As of the date hereof no Default or Event of Default has occurred and is continuing;
(b)Each of the representations and warranties of the Borrowers and the other Loan Parties made herein and in the other Loan Documents is true and correct in all respects (or in all material respects if any such representation or warranty is not by its terms already qualified as to materiality) both before and after giving effect to the amendments contemplated hereby as though each such representation and warranty were made at and as of the date hereof unless relating solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date (or in all material respects as of such earlier date if any such representation or warranty is not by its terms qualified as to materiality); and
(c)No consent or approval of any third party, including, without limitation, any governmental agency or authority, is necessary with respect to any Loan Party in connection with the execution, delivery and/or performance of this Amendment and/or the enforceability hereof. Upon satisfaction of the conditions set forth in ARTICLE 3 below, this Amendment will constitute the legal, valid and binding obligation of the Borrowers, enforceable against it in accordance with the terms hereof.

ARTICLE 3. EFFECTIVENESS. The amendments to the Existing Credit Agreement set forth herein shall become effective, as of the Effective Date, immediately upon the last to occur of the following:
(a)The Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Loan Parties and the Requisite Lenders.
(b)The Agent shall have received payment by Borrowers of all agreed-upon fees to the Lenders as well as all invoiced out-of-pocket fees, costs, expenses (including but not limited to reasonable attorney fees) and other amounts required to be paid by the Borrowers in connection with the execution and delivery of this Amendment or otherwise under the Loan Documents.
(c)The Agent shall have received such other information as it shall reasonably request before clauses (a) through (c) above have been satisfied.

ARTICLE 4. MISCELLANEOUS.
1.Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.
2.Ratification. Except as set forth in ARTICLE 1, no amendment is intended hereby. The Existing Credit Agreement, as amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and each of the parties hereto hereby confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the other Loan Documents. Without limiting the generality of the foregoing, the undersigned hereby confirm that the pledges and the security interest granted pursuant to such agreements continue to secure all of the Secured Obligations, and the Loan Parties have no claims against the Agent or Lenders and no defenses or set offs to the amounts due under the Loan Documents.
3.Governing Law. This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania, without regard to the choice of law principles of such state.
4.References. From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents relating to the Credit Agreement, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

[Signature Pages Follow]
[Signature Page to Amendment No. 3 to A&R Credit Agreement]

[Signature Page to Amendment No. 3 to A&R Credit Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.

VISHAY PRECISION GROUP, INC.
By:    //Steven Klausner
Name:     Steven Klausner
Title:     Treasurer
VISHAY PRECISION GROUP CANADA ULC
By:    //Steven Klausner
Name:     Steven Klausner
Title:     Treasurer

J.P. MORGAN EUROPE LIMITED, as European Agent
By:    //Belinda Lucas
Name:    Belinda Lucas
Title:    Associate
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent
By:    //Michael N. Tam
Name:    Michael N. Tam
Title:    Senior Vice President
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as the Agent, the Issuing Bank, the Swing Lender and a Lender
By:    //Daglas P Panchal
Name:    Daglas P. Panchal
Title:    Vice President

Wire Transfer Information
JPMorgan Chase Bank, N.A.
ABA Number:     021000021
Account Number:     9008113381C3573
Attention:    To Credit Loan Processing DP
Re:     Vishay Precision Group

[Signature Page to Amendment No. 3 to A&R Credit Agreement]

CITIZENS BANK OF PENNSYLVANIA, in its capacity as a Lender
By:    //Christopher J. DeLauro
Name:    Christopher J. DeLauro
Title:    Vice President

EXHIBIT J
FORM OF OFFICER’S COMPLIANCE CERTIFICATE

Reference is made to the Amended and Restated Credit Agreement dated as of January 29, 2013 (as modified, amended, restated or supplemented from time to time, the (“Credit Agreement”) by and among Vishay Precision Group, Inc., as U.S. Borrower, Vishay Precision Group Canada ULC, as Canadian Borrower, JPMorgan Chase Bank, National Association, as Agent, J.P. Morgan Europe Limited, as European Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, and the Lenders referred to therein. Terms not defined herein are used as defined in the Credit Agreement.

In accordance with the terms of Subsection 6.1.3 of the Credit Agreement, I, _________________, the [Chief Executive Officer][Chief Financial Officer] of the U.S. Borrower, do hereby certify to the Agent and the Lenders as follows:

1.As at the date hereof, [there exists no Event of Default or Default.] [there [exists/existed] the [Event[s] of Default] [and] [Default[s]] specified on Schedule A annexed hereto for the periods specified thereon, and with respect to which the U.S. Borrower [proposes to take] [and] [has taken] the action[s] set forth thereon.]
2.The U.S. Borrower is in compliance with the financial covenants set forth in Article 7 of the Credit Agreement, as tested in accordance with Article 7 of the Credit Agreement, as more fully set forth below and on Annex 1 annexed hereto.

	Actual		Required
Tangible Net Worth ( Section 7.1)
Tangible Net Worth	________________	at least	_________________	1.

Fixed Charges Coverage Ratio ( for informational purposes)
EBITDA less cash taxes, less Restricted Payments paid in cash, and less Capital Expenditures for the preceding four quarters	________________
Fixed Charges for the preceding four quarters	________________
Ratio	________________

______________________________________________________________________________
1. To be calculated as $118,000,000 + Net Income Adjustment.

Minimum Liquidity Covenant (Section 7.2)
Unrestricted cash of the U.S. Borrower and its Subsidiaries	________________
plus the amount of Available Commitment	________________
less 30% of the Dollar equivalent amount of unrestricted cash held by any Foreign Subsidiary	________________	at least $35,000,000

Leverage Ratio (Section 7.3)
Total Indebtedness	________________
EBITDA for the preceding four quarters	________________
Ratio	________________	no more than 2.50:1.0 if the Fixed Charges Coverage Ratio is greater than 1.50 to 1.00; otherwise, no more than 1,75:1.0

Annexed hereto as Annex 1 are calculations supporting the figures reported above.

IN WITNESS WHEREOF, I have executed this Certificate as of __________ ___, 20__.
Vishay Precision Group, Inc.
By: ______________________________2
Name:
Title:

___________________________________________________________________________________
2 To be executed by the chief financial officer or the chief executive officer of the Borrower.

(Signature Page to Officer’s Compliance Certificate)